UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 6, 2006


                        ERP OPERATING LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in its Charter)

            Illinois                      0-24920               36-3894853
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation or organization                          Identification Number)



                               EQUITY RESIDENTIAL
             (Exact name of registrant as specified in its charter)

          Maryland                      1-12252                 13-3675988
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)


            Two North Riverside Plaza                       60606
           Suite 400, Chicago, Illinois                    (Zip Code)
          (Address of principal executive
                     offices)

        Registrant's telephone number, including area code (312) 474-1300


                                 Not applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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C:\docs\1802883cImpairment_12-12-06_b_(3)_en.DOC
Item 2.06         Material Impairments

         On December 6, 2006, Equity Residential (together with its operating partnership, ERP Operating Limited Partnership, the "Company") concluded that a material asset impairment charge of $30 million related to its corporate housing business was required under generally accepted accounting principles. The conclusion to take this non-cash charge was based on a review by the Company of the existing intangible assets reflected on the consolidated balance sheets of the Company as Goodwill related to its corporate housing business. The Company does not carry any other Goodwill amount on its consolidated balance sheets. The Company does not believe this impairment charge will result in any future cash expenditures.

Item 7.01         Regulation FD Disclosure

         On December 12, 2006, the Company issued a press release updating earlier guidance with respect to fully diluted GAAP earnings per share and funds from operations for the fourth quarter and full year ending December 31, 2006. In the press release, the Company also announced the declaration of fourth quarter dividends on its common and preferred shares and an increase in the quarterly common share dividend to $0.4625 per share. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in this Item
7.01. The information contained or incorporated in this Item 7.01, including
Exhibit 99.1, is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits

     Exhibit
     Number                           Description
     ----------     ------------------------------------------------
       99.1         Press Release dated December 12, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ERP OPERATING LIMITED PARTNERSHIP

                             By:     Equity Residential, its general partner

Date:  December 12, 2006     By:       /s/ Donna Brandin
                                     ---------------------------------------
                             Name:     Donna Brandin
                                     ---------------------------------------
                             Its: Executive Vice President and Chief Financial
                                  Officer


                             EQUITY RESIDENTIAL


Date:  December 12, 2006     By:       /s/ Donna Brandin
                                     ---------------------------------------
                             Name:     Donna Brandin
                                     ---------------------------------------
                             Its: Executive Vice President and Chief Financial
                                  Officer